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                                                                    EXHIBIT 10.7

                             THIRD AMENDMENT TO THE
                     RESTORATION OF RETIREMENT INCOME PLAN
                   FOR CERTAIN EMPLOYEES PARTICIPATING IN THE
                   RESTATED AMERICAN GENERAL RETIREMENT PLAN



         WHEREAS, AMERICAN GENERAL CORPORATION and certain of its subsidiaries have heretofore adopted the RESTORATION OF RETIREMENT INCOME PLAN FOR CERTAIN EMPLOYEES PARTICIPATING IN THE RESTATED AMERICAN GENERAL RETIREMENT PLAN (the "Restoration Plan"); and

         WHEREAS, AMERICAN GENERAL CORPORATION desires to amend the Restoration Plan on behalf of itself and on behalf of each of its subsidiaries that has adopted the Restoration Plan;

         NOW, THEREFORE, the Restoration Plan shall be amended as follows, effective as of May 30, 1996;

         1.      The following shall be added to Section 3 of the Restoration
Plan.

         "Notwithstanding the foregoing, employees covered by The Independent Life and Accident Insurance Company Salaried Employees' Retirement Plan provisions of the Basic Plan or by The Independent Life and Accident Insurance Company Commissioned Employees' Retirement Plan provisions of the Basic Plan shall not be eligible for benefits under this Restoration Plan."

         2. As amended hereby, the Restoration Plan is specifically ratified and reaffirmed.

         IN WITNESS WHEREOF, AMERICAN GENERAL CORPORATION has executed this
Third Amendment as of the   23rd    day of May, 1996.

                                        AMERICAN GENERAL CORPORATION

ATTEST:


By:    /s/ Patricia W. Neighbors        By:    /s/ Albert E. Haines
       -------------------------               -----------------------

Title: Assistant Secretary              Title: Senior Vice President
       -------------------------               -----------------------






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STATE OF TEXAS                    )
                                  )
COUNTY OF HARRIS                  )



         BEFORE ME, the undersigned authority, on this day personally appeared Albert E. Haines, Senior Vice President of AMERICAN GENERAL CORPORATION, a corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as the act and deed of said corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 23rd day of May, 1996.



                                     /s/ Sue Harris Johnson
                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

                                     My Commission Expires: December 22, 1996

                                                  [notary seal]





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